Loans	12 Months Ended
Dec. 31, 2015
Loans [Abstract]
Loans

NOTE 3 — LOANS

The following tables and data as of December 31, 2015 include the loan balances acquired in the OneWest Transaction, which were recorded at fair value at the time of the acquisition (August 3, 2015). See Note 2 —  Acquisition and Disposition Activities for details of the OneWest Transaction.

Finance receivables, excluding those reflected as discontinued operations, consist of the following:

Finance Receivables by Product (dollars in millions)

	December 31,	December 31,
	2015	2014
Commercial Loans	$21,380.9	$14,878.5
Direct financing leases and leveraged leases	3,427.5	4,616.5
Total commercial	24,808.4	19,495.0
Consumer Loans	6,863.3	–
Total finance receivables	31,671.7	19,495.0
Finance receivables held for sale	1,985.1	779.9
Finance receivables and held for sale receivables (1)	$33,656.8	$20,274.9

(1)Assets held for sale on the Balance Sheet includes finance receivables and operating lease equipment primarily related to portfolios in Canada, China and the U.K.  As discussed in subsequent tables, since the Company manages the credit risk and collections of finance receivables held for sale consistently with its finance receivables held for investment, the aggregate amount is presented in this table.

In preparing the interim financial statements for the quarter ended September 30, 2015 and the year end financial statements as of December 31, 2015, the Company discovered and corrected an immaterial error impacting the classification of balances for Commercial loans and Direct financing leases and leverage leases in the amount of $480 million as of December 31, 2014. The reclassification had no impact on the Company’s Balance Sheet and Statements of Operations or Cash Flows for any period.

The following table presents finance receivables by segment, based on obligor location:

Finance Receivables (dollars in millions)

	December 31, 2015			December 30, 2014
	Domestic	Foreign	Total	Domestic	Foreign	Total
Transportation Finance	$815.1	$2,727.0	$3,542.1	$812.6	$2,120.6	$2,933.2
Commercial Banking	20,607.9	321.3	20,929.2	14,645.1	383.9	15,029.0
Consumer and Community Banking	7,200.4	–	7,200.4	–	–	–
Non-Strategic Portfolios	–	–	–	–	1,532.8	1,532.8
Total	$28,623.4	$3,048.3	$31,671.7	$15,457.7	$4,037.3	$19,495.0

The following table presents selected components of the net investment in finance receivables:

Components of Net Investment in Finance Receivables (dollars in millions)

	December 31,	December 31,
	2015	2014
Unearned income	$(870.4)	$(1,037.8)
Equipment residual values	662.8	684.2
Unamortized premiums / (discounts)	(34.0)	(22.0)
Accretable yield on PCI loans	1,294.0	–
Net unamortized deferred costs and (fees) (1)	42.9	48.5
Leveraged lease third party non-recourse debt payable	(154.0)	(180.5)

(1)Balance relates to Commercial Banking and Transportation Finance segments.

In preparing the interim financial statements for the quarter ended March 31, 2015, the Company discovered and corrected an immaterial error impacting the disclosure of unearned income in the amount of approximately $170 million as of December 31, 2014.  Certain of the following tables present credit-related information at the “class” level in accordance with ASC 310-10-50, Disclosures about the Credit Quality of Finance Receivables and the Allowance for Credit Losses. A class is generally a disaggregation of a portfolio segment. In determining the classes, CIT considered the finance receivable characteristics and methods it applies in monitoring and assessing credit risk and performance.

Credit Quality Information

Commercial obligor risk ratings are reviewed on a regular basis by Credit Risk Management and are adjusted as necessary for updated information affecting the borrowers’ ability to fulfill their obligations.

The definitions of the commercial loan ratings are as follows:

•Pass – finance receivables in this category do not meet the criteria for classification in one of the categories below.

•Special mention – a special mention asset exhibits potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may, at some future date, result in the deterioration of the repayment prospects.

•Classified – a classified asset ranges from: (1) assets that exhibit a well-defined weakness and are inadequately protected by the current sound worth and paying capacity of the borrower, and are characterized by the distinct possibility that some loss will be sustained if the deficiencies are not corrected to (2) assets with weaknesses that make collection or liquidation in full unlikely on the basis of current facts, conditions, and values. Assets in this classification can be accruing or on non-accrual depending on the evaluation of these factors.

The following table summarizes commercial finance receivables by the risk ratings that bank regulatory agencies utilize to classify credit exposure and which are consistent with indicators the Company monitors. The consumer loan risk profiles are different from commercial loans, and use loan-to-value (“LTV”) ratios in rating the credit quality, and therefore are presented separately below.

Commercial Finance and Held for Sale Receivables – Risk Rating by Class / Segment (dollars in millions)

Grade:	Pass	Special Mention	Classified- accruing	Classified- non-accrual	PCI Loans	Total
December 31, 2015
Transportation Finance
Aerospace	$1,635.7	$65.0	$46.2	$15.4	$–	$1,762.3
Rail	118.9	1.4	0.6	–	–	120.9
Maritime Finance	1,309.0	162.0	207.4	–	–	1,678.4
Total Transportation Finance	3,063.6	228.4	254.2	15.4	–	3,561.6
Commercial Banking
Commercial Finance	8,215.0	626.4	389.9	131.5	69.4	9,432.2
Real Estate Finance	5,143.2	97.6	18.6	3.6	94.6	5,357.6
Business Capital	5,649.0	517.0	320.1	56.0	–	6,542.1
Total Commercial Banking	19,007.2	1,241.0	728.6	191.1	164.0	$21,331.9
Consumer and Community Banking
Other Consumer Banking	300.6	12.1	18.3	–	5.3	336.3
Non-Strategic Portfolios	1,286.3	115.4	60.1	56.0	–	1,517.8
Total	23,657.7	1,596.9	1,061.2	262.5	169.3	26,747.6
December 31, 2014
Transportation Finance
Aerospace	$1,742.0	$11.4	$43.0	$0.1	$–	$1,796.5
Rail	127.5	1.4	1.1	–	–	130.0
Maritime Finance	1,026.4	–	–	–	–	1,026.4
Total Transportation Finance	2,895.9	12.8	44.1	0.1	–	2,952.9
Commercial Banking
Commercial Finance	5,937.3	547.5	122.8	30.8	–	6,638.4
Real Estate Finance	1,692.0	76.6	–	–	–	1,768.6
Business Capital	5,633.3	590.7	363.2	57.7	–	6,644.9
Total Commercial Banking	$13,262.6	$1,214.8	$486.0	$88.5	$–	$15,051.9
Non- Strategic Portfolios	$1,950.5	$165.7	$82.0	$71.9	$–	$2,270.1
Total	$18,109.0	$1,393.3	$612.1	$160.5	$–	$20,274.9

For consumer loans, the Company monitors credit risk based on indicators such as delinquencies and LTV, which the Company believes are relevant credit quality indicators.

LTV refers to the ratio comparing the loan’s unpaid principal balance to the property’s collateral value. We examine LTV migration and stratify LTV into categories to monitor the risk in the loan classes.

The following table provides a summary of the consumer portfolio credit quality. The amounts represent the carrying value, which differ from unpaid principal balances, and include the premiums or discounts and the accretable yield and non-accretable difference for PCI loans recorded in purchase accounting.  Included in the consumer finance receivables are “covered loans” for which the Company can be reimbursed for a substantial portion of future losses under the terms of loss sharing agreements with the FDIC. Covered Loans are discussed further in Note 5 – Indemnification Assets.

Included in the consumer loan balances as of December 31, 2015, were loans with terms that permitted negative amortization with an unpaid principal balance of $966 million.

Consumer Loan LTV Distributions at December 31, 2015 (dollars in millions)

	Single Family Residential					Reverse Mortgage
	Covered Loans		Non-covered Loans		Total Single Family	Covered Loans	Non-covered loans		Total Reverse	Total Consumer
	Non- PCI	PCI	Non- PCI	PCI	Residential	Non- PCI	Non- PCI	PCI	Mortgages	Loans
Greater than 125%	$1.1	$395.6	$0.8	$15.7	$413.2	$1.0	$3.9	$39.3	$44.2	$457.4
101% - 125%	3.6	619.9	0.2	14.9	638.6	2.5	6.5	17.0	26.0	664.6
80% - 100%	449.3	552.1	14.3	11.4	1,027.1	26.5	37.4	7.0	70.9	1,098.0
Less than 80%	1,621.0	829.3	1,416.1	12.9	3,879.3	432.6	312.5	11.1	756.2	4,635.5
Not Applicable (1)	–	–	7.8	–	7.8	–	–	–	–	7.8
Total	$2,075.0	$2,396.9	$1,439.2	$54.9	$5,966.0	$462.6	$360.3	$74.4	$897.3	$6,863.3

(1)Certain Consumer Loans do not have LTV’s, including the Credit Card portfolio.

There are no prior period balances in the above table as the Company did not have consumer loans prior to the acquisition of OneWest Bank.

The following table summarizes the covered loans, all of which are in the Consumer and Community Banking segment:

Covered Loans (dollars in millions)

	PCI	Non-PCI	Total
Consumer and Community Banking loans HFI at carrying value	$2,396.9	$2,537.6	$4,934.5

Past Due and Non-accrual Loans

The table that follows presents portfolio delinquency status, regardless of accrual/non-accrual classification:

Finance and Held for Sale Receivables –  Delinquency Status (dollars in millions)

	Past Due
	30–59 Days		60–89 Days	90 Days or	Total		PCI Loans
	Past Due		Past Due	Greater	Past Due	Current (1)	(2)	Total
December 31, 2015
Transportation Finance
Aerospace	$1.4		$–	$15.4	$16.8	$1,745.5	$–	$1,762.3
Rail	8.5		2.0	2.1	12.6	108.3	–	120.9
Maritime Finance	–		–	–	–	1,678.4	–	1,678.4
Total Transportation Finance	9.9		2.0	17.5	29.4	3,532.2	–	3,561.6
Commercial Banking
Commercial Finance	–		–	20.5	20.5	9,342.3	69.4	9,432.2
Real Estate Finance	1.9		–	0.7	2.6	5,260.4	94.6	5,357.6
Business Capital	131.1		32.8	26.8	190.7	6,351.4	–	6,542.1
Total Commercial Banking	133.0		32.8	48.0	213.8	20,954.1	164.0	21,331.9
Consumer and Community Banking
Legacy Consumer Mortgages	15.8		1.7	4.1	21.6	2,923.8	2,526.2	5,471.6
Other Consumer Banking	2.7		0.3	0.4	3.4	1,765.2	5.3	1,773.9
Total Consumer and Community Banking	18.5		2.0	4.5	25.0	4,689.0	2,531.5	7,245.5
Non-Strategic Portfolios	18.7		22.1	33.7	74.5	1,443.3	–	1,517.8
Total	$180.1		$58.9	$103.7	$342.7	$30,618.6	$2,695.5	$33,656.8
December 31, 2014
Transportation Finance
Aerospace	$–		$–	$0.1	$0.1	$1,796.4	$–	$1,796.5
Rail	5.2		1.9	4.2	11.3	118.7	–	130.0
Maritime Finance	–	-	–	–	–	1,026.4	–	1,026.4
Total Transportation Finance	5.2		1.9	4.3	11.4	2,941.5	–	2,952.9
Commercial Banking
Commercial Finance	4.4		–	0.5	4.9	6,633.5	–	6,638.4
Real Estate Finance	–		–	–	–	1,768.6	–	1,768.6
Business Capital	143.5		30.4	13.7	187.6	6,457.3	–	6,644.9
Total Commercial Banking	147.9		30.4	14.2	192.5	14,859.4	–	15,051.9
Non-Strategic Portfolios	72.7		19.7	33.3	125.7	2,144.4	–	2,270.1
Total	$225.8		$52.0	$51.8	$329.6	$19,945.3	$–	$20,274.9

(1)Due to their nature, reverse mortgage loans are included in Current, as they do not have contractual payments due at a specified time.

(2)PCI loans are written down at acquisition to their fair value using an estimate of cash flows deemed to be collectible.  Accordingly, such loans are no longer classified as past due or non-accrual even though they may be contractually past due as we expect to fully collect the new carrying values of these loans.

Non-accrual loans include loans that are individually evaluated and determined to be impaired (generally loans with balances greater than $500,000), as well as other, smaller balance loans placed on non-accrual due to delinquency (generally 90 days or more for smaller commercial loans and 120 or more days regarding real estate mortgage loans).

Certain loans 90 days or more past due as to interest or principal are still accruing, because they are (1) well-secured and in the process of collection or (2) real estate mortgage loans or consumer loans exempt under regulatory rules from being classified as nonaccrual until later delinquency, usually 120 days past due.

The following table sets forth non-accrual loans, assets received in satisfaction of loans (repossessed assets and OREO) and loans 90 days or more past due and still accruing.

Finance Receivables on Non-Accrual Status (dollars in millions)

	December 31, 2015			December 31, 2014
	Held for Investment	Held for Sale	Total	Held for Investment	Held for Sale	Total
Transportation Finance
Aerospace	$15.4	$–	$15.4	$0.1	$–	$0.1
Total Transportation Finance	15.4	–	15.4	0.1	–	0.1
Commercial Banking
Commercial Finance	120.5	11.0	131.5	30.8	–	30.8
Real Estate Finance	3.6	–	3.6	–	–	–
Business Capital	56.0	–	56.0	57.7	–	57.7
Total Commercial Banking	180.1	11.0	191.1	88.5	–	88.5
Consumer and Community Banking
Legacy Consumer Mortgage	4.2	0.6	4.8	–	–	–
Other Consumer Banking	–	0.4	0.4	–	–	–
Total Consumer and Community Banking	4.2	1.0	5.2	–	–	–
Non-Strategic Portfolios	–	56.0	56.0	34.8	37.1	71.9
Total	$199.7	$68.0	$267.7	$123.4	$37.1	$160.5
Repossessed assets and OREO			127.3			0.8
Total non-performing assets			$395.0			$161.3
Commercial loans past due 90 days or more accruing			15.6			10.3
Consumer loans past due 90 days or more accruing			0.2			–
Total Accruing loans past due 90 days or more			$15.8			$10.3

Payments received on non-accrual financing receivables are generally applied first against outstanding principal, though in certain instances where the remaining recorded investment is deemed fully collectible, interest income is recognized on a cash basis. Reverse mortgages are not included in the non-accrual balances.

Loans in Process of Foreclosure

The table below summarizes the residential mortgage loans in the process of foreclosure and OREO as of December 31, 2015:

(dollars in millions)	December 31, 2015
PCI	$320.0
Non-PCI	71.0
Loans in process of foreclosure	$391.0
OREO	$118.0

Impaired Loans

The Company’s policy is to review for impairment finance receivables greater than $500,000 that are on non-accrual status. Consumer and small-ticket loan and lease receivables that have not been modified in a restructuring, as well as short-term factoring receivables, are included (if appropriate) in the reported non-accrual balances above, but are excluded from the impaired finance receivables disclosure below as charge-offs are typically determined and recorded for such loans when they are more than 90 – 150 days past due.

The following table contains information about impaired finance receivables and the related allowance for loan losses by class, exclusive of finance receivables that were identified as impaired at the Acquisition Date for which the Company is applying the income recognition and disclosure guidance in ASC 310-30 (Loans and Debt Securities Acquired with Deteriorated Credit Quality), which are disclosed further below in this note.  Impaired loans exclude PCI loans.

Impaired Loans (dollars in millions)

		Unpaid		Average
	Recorded	Principal	Related	Recorded
	Investment	Balance	Allowance	Investment(3)
December 31, 2015
With no related allowance recorded:
Commercial Banking
Commercial Finance	15.4	22.8	–	6.5
Business Capital	6.3	9.7	–	5.9
Real Estate Finance	0.2	0.8	–	0.7
Non-Strategic Portfolios	–	–	–	7.3
With an allowance recorded:
Transportation Finance
Aerospace	15.4	15.4	0.4	5.0
Commercial Banking
Commercial Finance	102.6	112.1	22.7	53.2
Business Capital	9.7	11.7	4.7	5.4
Non-Strategic Portfolios	–	–	–	7.3
Total Impaired Loans(1)	149.6	172.5	27.8	91.3
Total Loans Impaired at Acquisition Date and Convenience Date(2)	2,695.5	3,977.3	4.9	1,108.0
Total	$2,845.1	$4,149.8	$32.7	$1,199.3

December 31, 2014
With no related allowance recorded:
Commercial Banking
Commercial Finance	$1.2	$1.2	$–	$104.9
Business Capital	6.7	6.9	–	10.2
Non-Strategic Portfolios	13.3	21.1	–	15.9
With an allowance recorded:
Transportation Finance
Aerospace	–	–	–	9.0
Commercial Banking
Commercial Finance	29.6	34.3	11.4	43.6
Business Capital	–	–	–	3.6
Non-Strategic Portfolios	6.0	6.0	1.0	3.4
Total Impaired Loans(1)	56.8	69.5	12.4	190.6
Total Loans Impaired at Convenience Date(2)	1.2	15.8	0.5	26.4
Total	$58.0	$85.3	$12.9	$217.0

(1)Interest income recorded for the years ended December 31, 2015 and  December 31, 2014 while the loans were impaired were $1.5 million and $10.1 million, of which $0.5 and $0.7 million was interest recognized using cash-basis method of accounting for each year, respectively.

(2)Details of finance receivables that were identified as impaired at the Acquisition Date and Convenience Date are presented under Loans Acquired with Deteriorated Credit Quality.

(3)Average recorded investment for the year ended December 31, 2015 and year ended December 31, 2014.

Impairment occurs when, based on current information and events, it is probable that CIT will be unable to collect all amounts due according to contractual terms of the agreement. For commercial loans, the Company has established review and monitoring procedures designed to identify, as early as possible, customers that are experiencing financial difficulty. Credit risk is captured and analyzed based on the Company’s internal probability of obligor default (PD) and loss given default (LGD) ratings. A PD rating is determined by evaluating borrower credit-worthiness, including analyzing credit history, financial condition, cash flow adequacy, financial performance and management quality. An LGD rating is predicated on transaction structure, collateral valuation and related guarantees or recourse. Further, related considerations in determining probability of collection include the following:

•Instances where the primary source of payment is no longer sufficient to repay the loan in accordance with terms of the loan document;

•Lack of current financial data related to the borrower or guarantor;

•Delinquency status of the loan;

•Borrowers experiencing problems, such as operating losses, marginal working capital, inadequate cash flow, excessive financial leverage or business interruptions;

•Loans secured by collateral that is not readily marketable or that has experienced or is susceptible to deterioration in realizable value; and

•Loans to borrowers in industries or countries experiencing severe economic instability.

Impairment is measured as the shortfall between estimated value and recorded investment in the finance receivable. A specific allowance or charge-off is recorded for the shortfall. In instances where the estimated value exceeds the recorded investment, no specific allowance is recorded. The estimated value is determined using fair value of collateral and other cash flows if the finance receivable is collateralized, the present value of expected future cash flows discounted at the contract’s effective interest rate, or market price. A shortfall between the estimated value and recorded investment in the finance receivable is reported in the provision for credit losses.  In instances when the Company measures impairment based on the present value of expected future cash flows, the change in present value is reported in the provision for credit losses.

The following summarizes key elements of the Company’s policy regarding the determination of collateral fair value in the measurement of impairment:

•“Orderly liquidation value” is the basis for collateral valuation;

•Appraisals are updated annually or more often as market conditions warrant; and

•Appraisal values are discounted in the determination of impairment if the:

•appraisal does not reflect current market conditions; or

•collateral consists of inventory, accounts receivable, or other forms of collateral that  may become difficult to locate, or collect or may be subject to pilferage in a liquidation.

Loans Acquired with Deteriorated Credit Quality

For purposes of this presentation, the Company is applying the income recognition and disclosure guidance in ASC 310-30 (Loans and Debt Securities Acquired with Deteriorated Credit Quality) to loans that were identified as impaired as of the acquisition date of OneWest Bank. PCI loans were initially recorded at estimated fair value with no allowance for loan losses carried over, since the initial fair values reflected credit losses expected to be incurred over the remaining lives of the loans. The acquired loans are subject to the Company’s internal credit review. See Note 4 — Allowance for Loan Losses.

Purchased Credit Impaired Loans at December 31, 2015 (dollars in millions)(1)

	Unpaid Principal Balance	Carrying Value	Allowance for Loan Losses
Commercial Banking
Commercial Finance	$115.5	$69.4	$2.5
Real Estate Finance	161.1	94.6	0.6
Consumer and Community Banking
Other Consumer Banking	6.8	5.3	–
Legacy Consumer Mortgages	3,693.9	2,526.2	1.8
	$3,977.3	$2,695.5	$4.9

(1)PCI loans prior to the OneWest Transaction were not significant and are not included.

An accretable yield is measured as the excess of the cash flows expected to be collected, estimated at the acquisition date, over the recorded investment (estimated fair value at acquisition) and is recognized in interest income over the remaining life of the loan, or pool of loans, on an effective yield basis. The difference between the cash flows contractually required to be paid, measured as of the acquisition date, over the expected cash flows is referred to as the non-accretable difference.

Subsequent to acquisition, we evaluate our estimates of the cash flows expected to be collected on a quarterly basis.  Probable and significant decreases in expected cash flows as a result of further credit deterioration result in a charge to the provision for credit losses and a corresponding increase to the allowance for credit losses. Probable and significant increases in expected cash flows due to improved credit quality result in reversal of any previously recorded allowance for loan losses, to the extent applicable, and an increase in the accretable yield applied prospectively for any remaining increase. Changes in expected cash flows caused by changes in market interest rates or by prepayments are recognized as adjustments to the accretable yield on a prospective basis.

The following table summarizes commercial PCI loans, which are monitored for credit quality based on internal risk classifications as of December 31, 2015. See previous table Consumer Loan LTV Distributions for credit quality metrics on consumer PCI loans.

	December 31, 2015
(dollars in millions)	Non- criticized	Criticized	Total
Commercial Banking	$5.3	$64.1	$69.4
Real Estate Finance	33.2	61.4	94.6
Total	$38.5	$125.5	$164.0

Accretable Yield

The excess of cash flows expected to be collected over the recorded investment (estimated fair value at acquisition) of the PCI loans represents the accretable yield and is recognized in interest income on an effective yield basis over the remaining life of the loan, or pools of loans. The accretable yield is adjusted for changes in interest rate indices for variable rate PCI loans, changes in prepayment assumptions and changes in expected principal and interest payments and collateral values.   Further, if a loan within a pool of loans is modified, the modified loan remains part of the pool of loans.

The following table provides details on PCI loans acquired in connection with the OneWest Transaction on August 3, 2015.

PCI Loans at Acquisition Date (dollars in millions)

	Consumer	Commercial	Total
Contractually required payments, including interest(1)	$6,891.4	$408.5	$7,299.9
Less: Non-accretable difference	(2,977.3)	(181.5)	(3,158.8)
Cash flows expected to be collected(2)	3,914.1	227.0	4,141.1
Less: Accretable yield	(1,222.6)	(32.2)	(1,254.8)
Fair value of loans acquired at acquisition date	$2,691.5	$194.8	$2,886.3

(1)During the quarter ended December 31, 2015, Management determined that $15.0 million (UPB) of PCI loans as of the acquisition date should have been classified as HFI loans. This reclassification reduced the fair value of the PCI loans acquired from the OneWest Transaction by $14.5 million. In addition, the Company recognized a measurement period adjustment totaling $16.5 million as a reduction to the acquired PCI loans with an increase to the recognized goodwill from the OneWest Transaction, which resulted in a decrease of non-accretable difference by $35.7 million and an increase of $53.0 million of accretable yield.

(2)Represents undiscounted expected principal and interest cash flows at acquisition.

Changes in the accretable yield for PCI loans for the period from August 3, 2015 (the date of the OneWest transaction) to December 31, 2015 are summarized below:

(dollars in millions)	Accretable
Yield
Balance at August 3, 2015	$1,254.8
Accretion into interest income	(81.3)
Reclassification from non-accretable difference	126.9
Disposals and Other	(6.4)
Balance at December 31, 2015	$1,294.0

Troubled Debt Restructurings

The Company periodically modifies the terms of finance receivables in response to borrowers’ difficulties. Modifications that include a financial concession to the borrower are accounted for as troubled debt restructurings (TDRs).

CIT uses a consistent methodology across all loans to determine if a modification is with a borrower that has been determined to be in financial difficulty and was granted a concession. Specifically, the Company’s policies on TDR identification include the following examples of indicators used to determine whether the borrower is in financial difficulty:

•Borrower is in default with CIT or other material creditor

•Borrower has declared bankruptcy

•Growing doubt about the borrower’s ability to continue as a going concern

•Borrower has (or is expected to have) insufficient cash flow to service debt

•Borrower is de-listing securities

•Borrower’s inability to obtain funds from other sources

•Breach of financial covenants by the borrower.

If the borrower is determined to be in financial difficulty, then CIT utilizes the following criteria to determine whether a concession has been granted to the borrower:

•Assets used to satisfy debt are less than CIT’s recorded investment in the receivable

•Modification of terms – interest rate changed to below market rate

•Maturity date extension at an interest rate less than market rate

•The borrower does not otherwise have access to funding for debt with similar risk characteristics in the market at the restructured rate and terms

•Capitalization of interest

•Increase in interest reserves

•Conversion of credit to Payment-In-Kind (PIK)

•Delaying principal and/or interest for a period of three months or more

•Partial forgiveness of the balance.

Modified loans that meet the definition of a TDR are subject to the Company’s standard impaired loan policy, namely that non-accrual loans in excess of $500,000 are individually reviewed for impairment, while non-accrual loans less than $500,000 are considered as part of homogenous pools and are included in the determination of the non-specific allowance.

We may require some consumer borrowers experiencing financial difficulty to make trial payments generally for a period of three to four months, according to the terms of a planned permanent modification, to determine if they can perform according to those terms. These arrangements represent trial modifications, which we classify and account for as TDRs. While loans are in trial payment programs, their original terms are not considered modified and they continue to advance through delinquency status and accrue interest according to their original terms. The planned modifications for these arrangements predominantly involve interest rate reductions or other interest rate concessions; however, the exact concession type and resulting financial effect are usually not finalized and do not take effect until the loan is permanently modified. The trial period terms are developed in accordance with our proprietary programs or the U.S. Treasury’s Making Homes Affordable programs for real estate 1-4 family first lien (i.e. Home Affordable Modification Program – HAMP) and junior lien (i.e. Second Lien Modification Program – 2MP) mortgage loans.

At December 31, 2015, the loans in trial modification period were $26.2 million under HAMP, $0.1 million under 2MP and $5.2 million under proprietary programs. Trial modifications with a recorded investment of $31.4 million at December 31, 2015 were accruing loans and $0.1 million, were non-accruing loans. Our experience is that substantially all of the mortgages that enter a trial payment period program are successful in completing the program requirements and are then permanently modified at the end of the trial period. Our allowance process considers the impact of those modifications that are probable to occur.

The recorded investment of TDRs, excluding those classified as PCI, at December 31, 2015 and December 31, 2014 was $40.2 million and $17.2 million, of which 63% and 75%, respectively, were on non-accrual. Commercial Banking and Transportation Finance receivables accounted for 61% and 26%, respectively, of the total TDRs at December 31, 2015.  At December 31, 2014, Commercial Banking and Non-Strategic Portfolios receivables accounted for 78% and 22%, respectively.   There were $1.4 million and $0.8 million, as of December 31, 2015 and 2014, respectively, of commitments to lend additional funds to borrowers whose loan terms have been modified in TDRs.

Recorded investment related to modifications qualifying as TDRs that occurred during the years ended December 31, 2015 and 2014 were $31.6  million and $10.3 million, respectively. The recorded investment at the time of default of TDRs that experience a payment default (payment default is one missed payment), during the years ended December 31, 2015 and 2014, and for which the payment default occurred within one year of the modification totaled $4.3 million and  $1.0 million, respectively.  The December 31, 2015 defaults related to Commercial Banking and NSP.

The financial impact of the various modification strategies that the Company employs in response to borrower difficulties is described below. While the discussion focuses on the 2015 amounts, the overall nature and impact of modification programs were comparable in the prior year.

•The nature of modifications qualifying as TDR’s based upon recorded investment at December 31, 2015 was comprised of payment deferrals for 13%  and covenant relief and/or other for 87%.  December 31, 2014 TDR recorded investment was comprised of payment deferrals for 35% and covenant relief and/or other for 65%.

•Payment deferrals result in lower net present value of cash flows, if not accompanied by additional interest or fees, and increased provision for credit losses to the extent applicable. The financial impact of these modifications is not significant given the moderate length of deferral periods;

•Interest rate reductions result in lower amounts of interest being charged to the customer, but are a relatively small part of the Company’s restructuring programs. Additionally, in some instances, modifications improve the Company’s economic return through increased interest rates and fees, but are reported as TDRs due to assessments regarding the borrowers’ ability to independently obtain similar funding in the market and assessments of the relationship between modified rates and terms and comparable market rates and terms. The weighted average change in interest rates for all TDRs occurring during the quarters ended December 31, 2015 and 2014 was not significant;

•Debt forgiveness, or the reduction in amount owed by borrower, results in incremental provision for credit losses, in the form of higher charge-offs. While these types of modifications have the greatest individual impact on the allowance, the amounts of principal forgiveness for TDRs occurring during the years ended December 31, 2015 and 2014 was not significant, as debt forgiveness is a relatively small component of the Company’s modification programs; and

•The other elements of the Company’s modification programs that are not TDRs, do not have a significant impact on financial results given their relative size, or do not have a direct financial impact, as in the case of covenant changes.

Reverse Mortgages

Consumer loans within continuing operations include the outstanding balance of $897.3 million at December 31, 2015 related to the reverse mortgage portfolio, of which $812.6 million is uninsured. The uninsured reverse mortgage portfolio consists of approximately 1,960 loans with an average borrowers’ age of 82 years old and an unpaid principal balance of $1,113.4 million at December 31, 2015. There is currently overcollateralization in the portfolio, as the realizable collateral value (the lower of collectible principal and interest, or estimated value of the home) exceeds the outstanding book balance at December 31, 2015.

Reverse mortgage loans were recorded at fair value on the acquisition date. Subsequent to that, we account for uninsured reverse mortgages, which are the vast majority of the total, in accordance with the instructions provided by the staff of the Securities and Exchange Commission (SEC) entitled “Accounting for Pools of Uninsured Residential Reverse Mortgage Contracts.” The remaining amounts are accounted for in accordance with PCI guidance. See Note 1 – Business and Summary of Significant Accounting Policies for further details. To determine the carrying value of these reverse mortgages as of December 31, 2015, the Company used a proprietary model which uses actual cash flow information, actuarially determined mortality assumptions, likelihood of prepayments, and estimated future collateral values (determined by applying externally published market index). In addition, drivers of cash flows include:

•Mobility rates – We used the actuarial estimates of contract termination using the Society of Actuaries mortality tables, adjusted for expected prepayments and relocations.

•Home Price Appreciation – Consistent with other projections from various market sources, we use the Moody’s baseline forecast at a regional level to estimate home price appreciation on a loan-level basis.

Estimated Future Advances in Reverse Mortgagors (dollars in millions)

As of December 31, 2015, the Company’s estimated future advances to reverse mortgagors are as follows:

Year Ending:

2016	$17.2
2017	14.2
2018	11.7
2019	9.6
2020	7.8
Years 2021 - 2025	21.3
Years 2026 - 2030	6.5
Years 2031 - 2035	1.7
Thereafter	0.4
Total (1), (2)	$90.4

(1)This table does not take into consideration cash inflows including payments from mortgagors or payoffs based on contractual terms.

(2)This table includes the reverse mortgages supported by the Company as a result of the IndyMac loss-share agreements with the FDIC.  As of December 31, 2015, the Company is responsible for funding up to a remaining $48 million of the total amount.  Refer to the Indemnification Asset footnote for more information on this agreement and the Company’s responsibilities toward this reverse mortgage portfolio.

From the acquisition date through December 31, 2015, any changes to the portfolio value as a result of re-estimated cash flows due to changes in actuarial assumptions or actual or expected appreciation or depreciation in property values was immaterial to the portfolio as a whole.

Serviced Loans

In conjunction with the OneWest Transaction, the Company services HECM reverse mortgage loans sold to Agencies (Fannie Mae) and securitized in GNMA HMBS pools. HECM loans transferred into the HMBS program have not met all of the requirements for sale accounting and, therefore, the Company has accounted for these transfers as a financing transaction with the loans remaining on the Company’s statement of financial position and the proceeds received are recorded as a secured borrowing. The pledged loans and secured borrowings are reported in Assets of discontinued operations and Liabilities of discontinued operations, respectively.

As servicer of HECM loans, the Company either chooses to repurchase the loan out of the HMBS pool upon reaching a maturity event (i.e., borrower’s death or the property ceases to be the borrower’s principal residence) or is required to repurchase the loan once the outstanding principal balance is equal to or greater than 98% of the maximum claim amount. These HECM loans are repurchased at a price equal to the unpaid principal balance outstanding on the loan plus accrued interest. The repurchase transaction represents extinguishment of debt. As a result, the HECM loan basis and accounting methodology (retrospective effective interest) would carry forward. However, if the Company classifies these repurchased loans as AHFS, that classification would result in a new accounting methodology. Loans classified as AHFS are carried at LOCOM pending assignment to the Department of Housing and Urban Development (“HUD”). Loans classified as HFI are not assignable to HUD and are subject to periodic impairment assessment as described elsewhere in this document.  Cash activity relating to loans repurchased would generally be reflected in the investing section of the Statement of Cash Flows, while cash activity for the related debt would be reflected as financing transactions.

For the period from August 3, 2015 (the date of the OneWest transaction) to December 31, 2015, the Company repurchased $39.1 million (unpaid principal balance) of additional HECM loans, of which $26.5 million were classified as AHFS and the remaining $12.6 million were classified as HFI.  As of December 31, 2015, the Company had an outstanding balance of $118.1 million of HECM loans, of which $20.2 million (unpaid principal balance) is classified as AHFS with a remaining purchase discount of $0.1 million, $87.6  million is classified as HFI accounted for as PCI loans with an associated remaining purchase discount of $13.2 million. Serviced loans also include $10.3 million that are classified as HFI, which are accounted for under the effective yield method and have no remaining purchase discount.